As filed with the Securities and Exchange Commission on February 5, 1998
                                    Registration Nos. 2-________ and 811-_______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
         Pre-Effective Amendment No. _____           [  ]
         Post-Effective Amendment No. ___            [  ]

REGISTRATION STATEMENT UNDER
         THE INVESTMENT COMPANY ACT OF 1940          [X ]
         Amendment No. ___                           [  ]

                               EUCLID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)
                          900 Third Avenue - 31st Floor
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip code)
       Registrant's Telephone Number, including Area Code: (212) 635-9800

                           EUGENE J. GLASER, President
                               Euclid Advisors LLC
                          900 Third Avenue - 31st Floor
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:
                             PAUL S. SCHREIBER, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of Beneficial Interest of the Euclid Market Neutral Fund.

         The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                       DECLARATION PURSUANT TO RULE 24f-2

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended.

                                                             EUCLID MUTUAL FUNDS
                                    CONTENTS

This Registration Statement on Form N-1A consists of the following:

1.       Facing Sheet

2.       Contents

3.       Cross-Reference Sheet

4. Part A - Prospectus for all shares of Euclid Market Neutral Fund

5. Part B - Statement of Additional Information for all shares of Euclid Market Neutral Fund

6.       Part C - Other Information

7.       Signature Sheet

8.       Exhibits

                               EUCLID MUTUAL FUNDS

         Cross-Reference Sheet pursuant to Rule 495(a) for all shares of
                           Euclid Market Neutral Fund


Form N-1A
=============================================== ===============================================
Item No.                                        Location
-------                                         --------
----------------------------------------------  -----------------------------------------------

Part A                                          Prospectus
----------------------------------------------  -----------------------------------------------
1.     Cover Page                               Cover
----------------------------------------------  -----------------------------------------------
2.     Synopsis                                 Cover
                                                Fee Table
----------------------------------------------  -----------------------------------------------
3.     Condensed Financial Information          Not Applicable
----------------------------------------------  -----------------------------------------------
4.     General Description of Registrant        Cover
                                                Our General Investment Philosophy and Strategy;
                                                Investment Objective;
                                                Organization of the Fund;
                                                Other Investment Policies;
                                                Risk Factors
----------------------------------------------  -----------------------------------------------
5.     Management of the Registrant             Organization of the Fund
                                                The Manager and Management Fee;
                                                Cover;
                                                The Portfolio Manager;
                                                How to Invest in the Fund;
                                                How to Sell Your Fund Shares
----------------------------------------------  -----------------------------------------------
5A.    Management's Discussion of Fund          Performance Information
       Performance
----------------------------------------------  -----------------------------------------------
6.     Capital Stock and Other Securities       Some Things You Should Know About Euclid
                                                   Market Neutral Fund;
                                                Organization of the Fund;
                                                Choosing Among Classes When Purchasing
                                                   Shares;
                                                Cover;
                                                Distributions and Taxes
----------------------------------------------  -----------------------------------------------
7.     Purchase of Securities Being             Fee Table;



=============================================== ===============================================
Item No.                                        Location
-------                                         ---------
----------------------------------------------  -----------------------------------------------
Offered                                         Cover;
                                                Net Asset Value;
                                                Choosing Among Classes When Purchasing
                                                   Shares;
                                                How to Invest in the Fund;
                                                The Distributor;
                                                Exchange Privilege;
                                                Operating Expenses

----------------------------------------------  -----------------------------------------------
8.     Redemption or Repurchase                 How to Sell Your Fund Shares;
                                                Exchange Privilege;
                                                Choosing Among Classes When Purchasing
                                                   Shares;
                                                Fee Table
----------------------------------------------  -----------------------------------------------
9.     Legal Proceedings                        Not Applicable
----------------------------------------------  -----------------------------------------------

Part B - Statement of Additional Information
----------------------------------------------  -----------------------------------------------
10.    Cover Page                               Cover
----------------------------------------------  -----------------------------------------------
11.    Table of Contents                        Table of Contents
----------------------------------------------  -----------------------------------------------
12.    General Information and History          Not Applicable
----------------------------------------------  -----------------------------------------------
13.    Investment Objectives and Policies       Investment Objectives and Policies;
                                                Investment Restrictions;
                                                Other Investment Policies
----------------------------------------------  -----------------------------------------------
14.    Management of the Fund                   Trustees and Officers of the Trust
----------------------------------------------  -----------------------------------------------
15.    Control Persons and Principal Holders    Control Persons and Principal Holders of
       of Securities                            Securities
16.    Investment Advisory and Other Services   Investment Management and Other Services;
                                                Trustees and Officers of the Trust
17.    Brokerage Allocation and Other           Portfolio Transactions and Brokerage
       Practices
----------------------------------------------  -----------------------------------------------
18.    Capital Stock and Other Securities       Purchase and Redemption of Shares
----------------------------------------------  -----------------------------------------------
19.    Purchase, Redemption and Pricing of      Purchase and Redemption of Shares;
       Securities Being                         Reinstatement Privilege;



=============================================== ===============================================
Item No.                                        Location
--------                                        -----------
----------------------------------------------  -----------------------------------------------
       Offered                                  Involuntary Redemptions;
                                                Exchange Privilege;
                                                Retirement Plans;
                                                Net Asset Value and Taxes
----------------------------------------------  -----------------------------------------------
20.    Tax Status                               Net Asset Value and Taxes
21.    Underwriters                             Investment Management and Other Services
22.    Calculation of Performance Data          Yield and Performance Information
23.    Financial Statements                     Financial Statements

Part       C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration
           Statement on Form N-1A.
===============================================================================================

                           EUCLID MUTUAL FUNDS (LOGO)


EUCLID MARKET NEUTRAL FUND                                        APRIL   , 1998


PROSPECTUS

Euclid Market Neutral Fund (the "fund") seeks to increase the value of your investment (capital appreciation) in bull markets AND in bear markets while maintaining minimal exposure to general market risk by always having long and short positions in equity securities. The fund seeks a total return greater than the return on 3-month U.S. Treasury Bills. For a description of the risks of an investment in the fund and the differences between an investment in the fund and in 3-month Treasury Bills, see "Investment Objective" and "Risk Factors."

The fund utilizes proprietary stock selection models that are designed to predict relative performance of stocks. The Euclid Market Neutral Fund strives to profit by buying stocks that are ranked favorably (and therefore deemed likely to outperform) and by selling short stocks that are ranked poorly (and therefore deemed likely to underperform). It is expected that the fund's performance will have little correlation with the direction of the stock market.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, ANY ENTITY OR PERSON, INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

The fund is the first of a series of Euclid Mutual Funds, a Delaware business trust (the "Trust). The Trust is an open-end, diversified management investment company. Call your financial advisor or write us at 900 Third Avenue, New York, NY 10022-4728, or call 1-800-272-2700 for more information.

This prospectus will help you learn more about the fund. Please read it carefully before you invest, and keep it for future reference.

Our Statement of Additional Information (SAI) dated April __, 1998, as may be amended from time to time, includes more information about the fund's policies and procedures. You can obtain a free copy by calling 1-800-272-2700. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the SAI and other information regarding the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        This Prospectus and the information contained herein are subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time this Prospectus is delivered in final form. Under no circumstances shall this Prospectus constitute an offer to sell or solicitation of any offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws or any such jurisdiction.

SOME THINGS YOU SHOULD KNOW ABOUT EUCLID MARKET NEUTRAL FUND

The fund is designed for investors who intend to invest for the long term, not for investors who intend to liquidate their investment after a short period of time.

There are risks associated with investing in the fund, including the possible loss of capital. See "Risk Factors."

The fund offers four classes of shares. Before purchasing, you should determine which class is right for you. More information about the classes of shares appears under the heading "Choosing Among Classes When Purchasing Shares."

Euclid Advisors LLC, a subsidiary of Zweig/Glaser Advisers, is the investment manager of the fund. Zweig Securities Corp. is the principal distributor of the fund's shares.



                                TABLE OF CONTENTS
About the Fund
         Fee Table
         Investment Objective
         Our General Investment Philosophy and Strategy
         Other Investment Policies
         The Portfolio Manager
         Risk Factors
         Performance Information
About Your Account
         Choosing Among Classes When Purchasing Shares
         How to Invest in the Fund
         How To Sell Your Shares
         Exchange Privilege
         Net Asset Value
         Distributions and Taxes
Other Information
         The Distributor
         The Manager and the Management Fee
         Organization of the Fund

FEE TABLE
Mutual fund investors bear two types of expenses: transaction expenses and operating expenses. You pay transaction expenses when you buy shares in the fund. The fund as a whole pays operating expenses, which reduce the fund's annual return to you.

                                                       CLASS A    CLASS B      CLASS C       CLASS I
                                                       -------    -------      -------       -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Initial Sales Charge on purchases
    (as % of Offering Price)...........................  5.50%     None         None          None
  Maximum Contingent Deferred Sales Charge (CDSC)......  None*    5.00%**      1.25%***       None
---------------

  * A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described in Quantity Discounts on Class A Shares.

 ** The maximum CDSC is imposed on Class B Shares redeemed in the first year; thereafter, the CDSC declines (See "Class B Shares").

*** The CDSC on Class C Shares applies only if redemption occurs in the first year.


EXAMPLES -- The table below is designed to assist you in understanding the various costs and expenses you will bear. Because the fund has not yet commenced operations, the amount for "Other Expenses" is based on estimated expenses for the first year. Federal regulations require the examples to assume a 5% annual return, but actual annual returns may vary.

                                                                                                               <C
                                                                      EXAMPLE: You would pay the          EXAMPLE: You would pay
                                                                      following expenses on a $1,000      the following expenses on
                                                                      investment assuming (a) 5% annual   a $1,000 investment
                          ANNUAL FUND                                 return and (b) redemption at the    assuming (a) 5% annual
                          OPERATING EXPENSES                          end of each time period:            return and (b) no
                          (As a percentage of average net assets)                                         redemption:



                                                             Total Fund
                             Management   12b-1      Other   Operating      1       3                             1       3
EUCLID MARKET NEUTRAL FUND      Fees      Fees(1)  Expenses  Expenses(2)   Year   Years                         Year   Years
CLASS A SHARES..............    1.50%      0.30%     0.50%     2.30%        72     109                          72     109

CLASS B SHARES..............    1.50%      1.00%     0.50%     3.00%        75     108                          25      78

CLASS C SHARES..............    1.50%      1.00%     0.50%     3.00%        38      78                          25      78

CLASS I SHARES..............    1.50%        -       0.50%     2.00%        15      47                          15      47

 (1) The 12b-1 Fees include a 0.25% Service Fee, which is paid to financial services firms, including National Association of Securities Dealers, Inc. ("NASD") member firms (commencing one year after purchase with respect to Class B and Class C Shares) for continuous personal service by such firms to investors in the fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters. The distributor retains all or a portion of the asset-based sales charge also included in the 12b-1 Fees; the remainder is paid to brokers for promoting sales of the fund's shares. The NASD limits asset based sales charges to 6.25% of new sales, plus interest. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

(2) The Manager has voluntarily undertaken to limit the expenses of the fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average net assets effective upon its commencement of operations. The Manager reserves the right to discontinue this policy at any time after April 30, 999. The Total Fund Operating Expenses listed in the table do not reflect this limitation on expenses.

INVESTMENT OBJECTIVE
Euclid Market Neutral Fund (the "fund") seeks to increase the value of your investment over the long-term (capital appreciation) while maintaining minimal portfolio exposure to general equity market risk by taking both long and short positions in equity securities. The fund seeks a total return greater than the return on 3-month U.S. Treasury Bills.

By taking long and short positions in different stocks, the fund attempts to neutralize the effect of general stock market movements on the fund's performance. Although the fund's investment strategy seeks to minimize the risk associated with investing in the equity market, an investment in the fund will be subject to the risk of poor stock selection by the Manager. In other words, the Manager may not be successful in executing its strategy of taking long positions in stocks that outperform the market and short positions in stocks that underperform the market (see "Risk Factors"). An investment in 3-month U.S. Treasury Bills is different from an investment in the fund because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and have no risk of losing capital.

Except as explicitly set forth in this prospectus or in the SAI, the investment objectives and policies of the Fund may be changed without shareholder approval.

OUR GENERAL INVESTMENT PHILOSOPHY AND STRATEGY
We believe that stocks of companies with improving fundamentals will, over time, outperform stocks of companies with deteriorating fundamentals, though this relationship may not hold over the short term for various reasons. We also believe that stocks with low valuations relative to their historical norm will outperform stocks with high valuations relative to their historical norm. We seek to identify stocks at the extremes using a variety of proprietary stock selection models. These models analyze fundamental trends and data on companies, as well as the price histories of their stocks. Fundamental data includes earnings, dividends, cash flow, revenues, and book value. Some examples of valuation measures are price-to-earnings ratio, price-to-cash flow ratio, price-to-book value ratio, and dividend yield.

Certain stock selection models used are designed to predict relative performance of stocks comprising broad universes of stocks. Others are designed to perform favorably within more specific areas of the market, such as growth stocks or value stocks. Though different models may emphasize different variables, the models have certain similarities. Generally speaking, they all rank stocks on the underlying company's fundamentals and how the trend in such fundamentals compares to the stock's current valuation. A model's output is a best-to-worst ranking of stocks in the particular universe being examined. Stocks with the highest scores tend to outperform the average stock in the universe; stocks with the lowest scores tend to underperform the average stock in the universe.

The fund strives to profit from the models' predictive power by buying stocks that are ranked favorably (and therefore deemed likely to outperform) and by selling short stocks that are ranked poorly (and therefore deemed likely to underperform). Under normal circumstances, certain of the Fund's investments will be profitable during a general rise in stock prices and certain of the Fund's investments will be profitable during a general stock market decline. The Fund will, under normal circumstances, strive to maintain a balance between investments that are expected to be profitable during a general rise in stock prices and investments that are expected to be profitable during a general stock market decline. If the stocks held long outperform the stocks sold short, the fund will profit, regardless of whether the stocks held long appreciate in value or whether the stocks sold short depreciate in value. Conversely, if the stocks held long underperform the stocks sold short, the Fund will incur a loss. The Fund may also invest in equity derivatives, such as futures and options, when it deems appropriate. Please read the "Other Investment Policies" and "Risk Factors" sections of this prospectus for more detailed information about the investment practices of the fund. The SAI has further details.

We designed Euclid Market Neutral Fund for investors who seek to balance the need for a total return greater than the return on 3-month U.S. Treasury Bills in bull markets AND in bear markets with the need to limit the risks associated with investing in stocks. As with any mutual fund, there is no assurance that the fund's objectives will be achieved. An investor desiring capital appreciation with minimal exposure to general equity market risk may wish to consider the fund.

OTHER INVESTMENT POLICIES
MONEY MARKET INSTRUMENTS. To meet margin requirements, redemptions or pending investment, the fund may temporarily hold a portion of its assets in full faith and credit obligations of the United States (e.g., U.S. Treasury Bills) and in high quality short-term notes, commercial paper or other money market instruments. To be considered "high quality" such obligations must be rated at least "A-2" or "AA" by Standard & Poor's ("S&P") or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's"), issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's, or determined by the Manager to be of comparable quality to any of the foregoing.

REPURCHASE AGREEMENTS. The fund may buy a security issued by the U. S. Government (including its agencies) at one price and at the same time agree to sell the security back to the seller at a higher price, usually on the next business day (a "repurchase agreement"). Repurchase agreements offer a means of generating income from excess cash that the fund might otherwise hold uninvested. Delays in payment or losses could result if the other party to the agreement defaults or becomes bankrupt. The fund's repurchase agreements must be fully backed by collateral that is marked to market, or priced, each day; and it will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities.

SECURITIES OF FOREIGN ISSUERS. The Fund does not intend to invest in securities that are principally traded outside the United States. The fund's long and short positions may, however, include equity securities of foreign issuers if they are principally traded in the markets of the United States. Such foreign issuers may be subject to different, and often less comprehensive, accounting, reporting and disclosure standards than comparable U.S. companies and may be subject to risks related to economic and political conditions in foreign countries, including possible nationalization or expropriation of their assets. Securities of foreign issuers may be less liquid and at times more volatile than securities of comparable U.S. companies.

ILLIQUID SECURITIES. Illiquid securities may be difficult to sell promptly at an acceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security. No more than 15% of the fund's net assets may be invested in illiquid securities.

PORTFOLIO TURNOVER RATE. We do not usually consider the length of time the fund has held a position when making investment decisions. The fund's turnover rate may be higher than that of other mutual funds (a portfolio turnover rate in excess of 100% may be deemed to be high) and may vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover is difficult to predict, it is not anticipated that under normal circumstances the annual portfolio turnover rate of each of the long and short portfolios of the fund will exceed 200%. It is, however, impossible to predict portfolio turnover in future years. Portfolio turnover may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. (The SAI contains a detailed explanation of certain relevant tax considerations).

LENDING SECURITIES. The fund may lend securities to broker/dealers and institutions as a means of earning income. Delays or losses could result if a borrower becomes bankrupt or defaults on its obligation to return the loaned security. The fund will lend securities only (a) pursuant to agreements requiring that the loan be fully backed by collateral at all times, and (b) if the value of all loaned securities is less than one-third of the fund's total assets.

BORROWING. The fund may make temporary borrowings from banks to cover redemptions. If the performance of the fund's investments fails to cover interest and other costs of borrowing, the net asset value of its shares will decrease faster than if the fund had no borrowings outstanding.

THE PORTFOLIO MANAGER
David Katzen is the fund's portfolio manager. He has been with the Manager since its inception and has worked for affiliates of the Manager since 1986. Mr. Katzen is also the portfolio manager, and has been since their inceptions, for three funds in the Zweig Series Trust, a registered investment company managed by an affiliate. Mr. Katzen received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College, where he was admitted to the Ph.D. program.

RISK FACTORS

INVESTMENT RISK. There is a trade-off that successful investors are keenly aware of -- the stock market's long-term upward trend comes at the price of volatility (share prices go up and down) and the risk of losing your money (your investment may be worth less when you sell). The chart below illustrates how often the Dow Jones Industrial Average (DJIA) has suffered double-digit declines from one year's high to the next year's low from January 1, 1900, through December 31, 1997. Some declines end relatively quickly. For example, the major market declines of 1987 (the DJIA declined 36.1% in 55 days, excluding dividends) and 1990 (the DJIA declined 21.2% in 87 days) were among the shortest bear markets on record; and the 13.2% correction in 1997 lasted only 62 days.

DJIA      NUMBER OF TIMES IN THE      AVERAGE             TIME SINCE LAST
LOSS      PAST 97 YEARS               OCCURRENCE          OCCURRENCE
----      -------------               ----------          ----------
-10%             66                   EVERY 1.5 YEARS     LAST YEAR
-20%             39                   EVERY 2.5 YEARS     7 YEARS
-30%             21                   EVERY 4.6 YEARS     10 YEARS
-40%             11                   EVERY 8.7 YEARS     23 YEARS
SOURCE: INVESTECH RESEARCH

Other market declines have been more prolonged. In the bear market of 1973-1974, the DJIA declined 45.1% over 23 months. In 1981-1982, the DJIA declined 24.1% over a period of nearly 16 months.

Once you've incurred a loss, it can take many months (and sometimes years) to return to break-even. For example, if you exclude dividends it took about 10 months to break-even from the market top in July 1990. In 1987, it took about 18 months to get back to the prior market top. By comparison, it took almost 10 years to return to break-even from the market top in 1973, and 24 years from the 1929 market top to break-even!

It is impossible to predict the timing and extent of corrections and bear markets, but it should be noted that periods of unusually high returns have historically increased the risk of stock investing for subsequent periods. The current bull market, which began in 1982, has been the best 16 year period ever for the DJIA, producing an average annual return of 13.8%, excluding dividends.

Successful investors recognize the risks associated with investing in stocks and stock mutual funds. It is important that you try to understand your "financial personality". What is your tolerance for loss? How patient will you be during the break-even period? What is your financial staying power?

It is also important to note that the impact of a bear market depends not only upon the extent of the decline, but also when in your investing lifecycle it happens. For many people, the closer they are to retirement - or the deeper they are into retirement - the harder it is to calmly view a bear market as a temporary decline.

Since the fund will have both a long equity portfolio and a short equity portfolio, it will involve different risks from those normally associated with a mutual fund. While we seek to minimize the fund's exposure to general market risk with a short portfolio to offset the fund's long portfolio, we cannot eliminate risk.

MANAGEMENT RISK. Despite the intent to reduce risk, it is possible that the fund's long positions will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It is also possible that we will misjudge the effect a particular security will have on exposure to market risk or that the particular combination of securities held long and those sold short will fail to insulate the fund from general equity market risk as anticipated. Though our models have been used successfully in the past (see "Performance Information" below), there is no guarantee that they will continue to accurately predict relative stock performance, assess risk, or contribute to performance in any way in the future. It is also possible that the fund will not be able to implement the strategy dictated by the models.

RISKS OF SHORT SALES. Under normal circumstances, the short positions of the fund will be substantial so as to neutralize the long positions and thereby minimize the fund's exposure to general equity market risk. The short positions will be in securities we judge to be relatively overvalued. In order to establish a short position, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, in which event it will lose the opportunity to benefit from that short sale even if our models correctly identify an overvalued security. The fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces such security. The fund will realize a gain if the security declines in price between those dates. There is also a risk that the fund will be unable to close out a short position at any particular time or at an acceptable price. During the time the fund is short a security it is subject to the risk that the lender will terminate the loan at a time when the fund is unable to borrow the same security from another lender, in which event the fund may be "bought in" at the price required to purchase the security to close out the short position. Although the fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Until the fund replaces a borrowed security, it will maintain daily a segregated account containing cash, U.S. Government securities, or other liquid securities such that the amount deposited in the account plus any amount deposited with the broker or other custodian as collateral will at least equal the current market value of the security sold short. The fund also is required to repay the lender any dividends or interest that accrue during the period of the loan. Depending on arrangements made with such broker or custodian, the fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets after giving effect to such sale.

RISKS OF FUTURES AND OPTIONS. In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges and futures or options tied to individual securities or to stock indexes or averages. Futures and options also may be used or combined with each other in order to adjust the risk and return characteristics of an overall strategy. Some futures and option contracts are customized financial contracts between two parties. Such contracts are subject to the additional risk that the counterparty will not meet its obligations under the contract. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange

Futures and options tied to a securities index utilizing standardized contracts that are traded on an exchange have been used by mutual funds for many years to manage their portfolios more efficiently. Although the value of futures and options depends on the price of the security, index or other asset to which it is tied, futures and options involve market risk in excess of their value. For example, futures on securities indexes currently require a margin deposit of only 2% to 5% of the position size represented by the futures contract. An advantage of using futures and options is that transaction costs normally will be lower than purchasing or selling a related security or index. However, the use of futures may result in larger losses or smaller gains than would otherwise be the case. The prices of options or futures and the price movements of the securities that the future or option is intended to simulate may not correlate well. The liquidity of the market in futures contracts also could be adversely affected by "daily price fluctuation limits." These limits, established by the relevant futures exchange, limit the price fluctuation of an index future during a single trading day. Once the contract's daily limit has been reached, no trades may be entered into at a price beyond that limit. In such event, it may not be possible for the fund to close out its futures position. This may compel the fund to continue to make daily cash payments to the broker to meet margin requirements. The futures markets also may attract more speculators than do the securities markets, because deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures markets may cause price distortions.

RISKS OF EQUITY SWAP CONTRACTS. In an equity swap contract, one party generally agrees to pay the other party: (i) the theoretical amount by which a stock or basket of stocks comprising an agreed upon securities index or average (the "notional amount") increases in value during the time the contract is in effect, plus (ii) the dividends that would have been received on those stocks over that period. The other party agrees to pay to the first party (i) a floating rate of interest (typically tied to the London Inter Bank Offered Rate) on the notional amount plus (ii) the amount by which the notional amount would have decreased in value had it been invested in such stocks. Accordingly, if the fund is long an equity swap contract it will generally realize a loss if the value of the agreed upon stock or stocks declines and will generally realize a gain if the value of the stock or stocks rises. Conversely, if the fund is short an equity swap contract it will generally realize a loss if the stock or stocks rises and will generally realize a gain if the value of the stock or stocks declines. The fund only will enter into equity swap contracts that require each party's obligations to be netted out daily, with the fund paying or receiving each day the net amount necessary to mark the contract to MARKET.

Equity swap contracts may provide a less costly alternative for implementing our strategy than maintaining long and short positions. If there is a default by the counterparty to an equity swap contract, however, the fund will be limited to contractual remedies pursuant to the agreements related to the transaction. In the event of default, there can be no assurance that the fund will succeed in pursuing its contractual remedies. The fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the contract. Pursuing its contractual remedies may also entail expense. The fund will not enter into an equity swap contract unless the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P at the time of entering into such transaction, and will monitor the credit of equity swap contract counterparties in order to minimize these risks.

The staff of the Securities and Exchange Commission considers equity swap contracts to be illiquid securities. Consequently, while the staff maintains this position, the fund will not invest in equity swap contracts if, as a result of the investment, the total value of such investments together with that of all other illiquid securities which the fund owns would exceed 15% of the fund's net assets.

The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each equity swap contract will be accrued on a daily basis, and an amount of cash, U.S. Government Securities or other liquid securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the fund's Custodian. The fund does not believe that its obligations under equity swap contracts are senior securities, so long as such a segregated account is maintained, and accordingly, the fund will not treat them as being subject to its borrowing restrictions.

PERFORMANCE INFORMATION.
Euclid Advisors LLC also serves as the manager of other accounts with investment objectives, policies and strategies that are substantially similar to those of the fund. The performance information shown below is based on a composite of all accounts managed by Euclid Advisors LLC or by Euclid Advisors, Inc., the manager's predecessor, and Zweig/Katzen Investors, L.P. (collectively, the "Accounts"). David Katzen was the portfolio manager for each of the Accounts since inception. The performance information shown in the table below has been adjusted to give effect to the estimated annualized expenses (without giving effect to any expense waivers or reimbursements) of the different classes of shares during the fund's first year of operations. The information below should not be considered a prediction of future performance of the fund. The performance of the fund may be higher or lower than the performance of the Accounts. The Accounts were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the Accounts had been registered under the 1940 Act, their performance might have been different. In addition, the Accounts were not subject to Subchapter M of the Internal Revenue Code. The following table also shows the average annual total return on 3-month U.S. Treasury bills for the same periods.

                                           One-Year Period    Three-Year Period   Five-Year Period  Eight-Year Period
                                           Ending             Ending              Ending            January 1, 1990
PERFORMANCE OF ACCOUNTS:                   Dec. 31, 1997      Dec. 31, 1997       Dec. 31, 1997     to Dec. 31, 1997
                                           -------------      -------------       -------------     ----------------
Class A with no sales charge               9.17%              11.18%              8.71%             11.93%
Class A with maximum sales charge          3.17%               9.11%              7.48%             11.14%
Class B with  no CDSC                      8.42%              10.41%              7.95%             11.25%
Class B with CDSC                          3.00%               9.30%              7.52%             11.25%
Class C with  no CDSC                      8.42%              10.41%              7.95%             11.15%
Class C with CDSC                          7.06%              10.41%              7.95%             11.15%
Class I                                    9.50%              11.51%              9.03%             12.26%

Performance of 3-month U.S. Treasury       5.31%               5.45%              4.78%              5.14%
Bills.

         Giving effect to the expense limitation set forth in the "Fee Table" section, the average annual total return for the one-year, three-year, five-year and eight-year (since-inception) periods ended December 31, 1997 for the Accounts would have been approximately 0.16% higher for all classes of shares.

         An investment in 3-month U.S. Treasury Bills is different from an investment in the fund or in the Accounts because Treasury Bills are backed by the full faith and credit of the United States, have a fixed rate of return and a short duration, and investors in Treasury Bills do not risk losing capital.

CHOOSING AMONG CLASSES WHEN PURCHASING SHARES
The fund offers investors four classes of shares which are described below. All except Class I Shares bear sales charges in different forms and amounts and all bear different levels of expenses (see Fee Table). YOU SHOULD CHOOSE THE CLASS OF SHARES THAT IS MOST BENEFICIAL GIVEN THE AMOUNT OF YOUR PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES.

Class A shares are sold with an initial sales charge that varies based upon the amount invested as shown in the table below. Class B Shares have no initial sales charge, but are subject to a declining contingent deferred sales charge
(CDSC) if sold within six years of purchase. Class C Shares have no initial sales charge, but are subject to a CDSC if sold within one year of purchase. Class B and Class C Shares have higher annual expenses than Class A Shares. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. Class I Shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class I Shares are only available to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates, and certain institutional investors that invest at least $1 million directly with Zweig Securities Corp., the distributor. Institutional investors include: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and certain other self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations.

CONTINGENT DEFERRED SALES CHARGE (CDSC). The applicable CDSC rate for each class of shares is set forth in the Fee Table. The CDSC is imposed on the lesser of the current market value or the initial cost of the shares being redeemed. No CDSC is imposed upon shares acquired by reinvesting distributions. In determining whether a CDSC applies, the order of redemption is first of shares purchased through reinvestment and then of shares held the longest. Any CDSC imposed on a redemption is paid to the distributor or directly to a third party at the direction of the distributor.

We may waive the CDSC on redemption(s): (a) following the death of a shareholder; (b) if a shareholder becomes unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; (c) when a total or partial redemption is made in connection with a distribution from retirement plans after reaching age 59 1/2, except that if, immediately prior to the redemption, the aggregate amount invested by the retirement plan in Class B Shares of the fund (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the retirement plan's assets in the fund or any other fund distributed by Zweig Securities Corp., then the CDSC will not be waived;
(d) from certain retirement plans; (e) under the systematic withdrawal program if the amount being withdrawn per month is no more than 1% of the value of the account at the time the program was established; and (f) effected pursuant to the fund's right to liquidate a shareholder's account if it is less than the then effective minimum account size.

The Distributor has sold, and expects to sell in the future, the right to receive all or substantially all of the 12b-1 distribution fees on Class B Shares together with the related CDSC in the event the Shares are redeemed prior to conversion to Class A Shares. The holder of the right to receive such payments, in its sole discretion, may elect to establish its own waiver criteria, which may differ from those set forth above.

CLASS A SHARES. Class A Shares are sold at net asset value plus the applicable sales charge. The offering price applies to purchases made by a single purchaser or by a single trust account. An individual, his or her spouse, and children under 21 are considered to be a single purchaser. The sales charge on Class A Shares is allocated between your investment dealer and Zweig Securities Corp., the distributor, as shown below.

QUANTITY DISCOUNTS ON CLASS A SHARES. When you invest in Class A Shares, you may receive quantity discounts at certain dollar levels, or breakpoints. The more you invest, the smaller percentage you pay in sales charges, as shown below.

                                                        As a Percentage of
                                                     -----------------------
                                       Offering       Net Asset           Dealer's
Amount Invested                        Price of       Value of             Sales
---------------                        the Shares     the Shares         Concession
                                       Purchased      Purchased     ------------------
                                       ---------      ---------
Less than $50,000                       5.50%           5.82%              4.75%
$50,000 but less than $100,000          4.75%           4.99%              4.00%
$100,000 but less than $250,000         3.75%           3.90%              3.25%
$250,000 but less than $500,000         2.75%           2.83%              2.25%
$500,000 but less than $1,000,000       1.75%           1.78%              1.50%
$1,000,000 or more                      0.00%           0.00%            (see below)
---------------

Commissions (as set forth below) will be paid to dealers who initiate and are responsible for purchases of $1 million or more and for purchases at net asset value made by unallocated accounts held by third party administrators, registered investment advisers, trust companies, and bank trust departments which exercise discretionary authority or hold accounts in fiduciary, agency, custodial or similar capacity if in the aggregate such accounts equal or exceed $1,000,000 and by retirement plans with assets of $1,000,000 or more or at least 50 eligible employees.

                                                           Dealer's Commission
Amount Purchased                                            (as % of purchase)
----------------                                            ------------------
$1,000,000 to $2,000,000                                           0.75%
$2,000,000 to $5,000,000                                           0.50%
Amount over $5,000,000                                             0.25%

No initial sales charge applies on these investments; however, a 1% CDSC will apply on redemptions within 18 months of purchase, except for redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer as described above, or agrees to receive such commissions ratably over an 18 month period.

Class A Shares of the fund are made available to 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") at NAV without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B Shares of the fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. On such sales, the distributor does not make the dealer payment described under Class B Shares. For further information see "Retirement Plans" in the fund's SAI.

Class A Shares also may be purchased at net asset value by current or retired, trustees, directors, officers or employees, and their families, of the fund, Zweig Mutual Funds, Euclid Advisors LLC, Zweig Securities Corp. and any company affiliated with these companies, or by current or retired registered representatives or full-time employees, and their families, of securities dealers that are members of the NASD. Class A Shares also may be sold at net asset value through certain investment dealers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the principal distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay an ongoing fee to the investment adviser or other firm. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the fund. Class A Shares also may be purchased at net asset value for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by the distributor and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) such Class A Shares are purchased within 30 days after redemption of such other fund's shares, and (ii) sufficient documentation of such redemption as the distributor may require shall be provided at the time the Class A Shares are purchased. This provision is not available where the shares of a fund being redeemed were subject to a deferred sales load or redemption fee.

CUMULATIVE QUANTITY DISCOUNTS ON CLASS A SHARES. A new purchase may be combined with Class A Shares you already own of the fund and any other mutual fund that is distributed by Zweig Securities Corp. to qualify for a discount. The sales charge on the shares being purchased will be at the rate shown in the table above applicable to the net asset value of the shares then owned plus the amount of the new purchase. To receive this discount, you or your investment dealer must request it when placing the order and give the transfer agent or distributor sufficient information to confirm that your purchase qualifies for the discount. We reserve the right to change or terminate quantity discounts at any time.

QUANTITY DISCOUNTS THROUGH A LETTER OF INTENTION. You may pay a reduced sales charge on Class A Shares if you sign a Letter of Intention at the time of your purchase. The Letter also may be back-dated to include purchases made within 90 days prior to signing the Letter of Intention. The Letter, included on the application form in this Prospectus, states your intention to purchase a sufficient quantity of Class A Shares of the fund and any other mutual fund distributed by Zweig Securities Corp. indicated within the 13-month period specified to qualify for a reduced sales charge. Purchases under the Letter are made at the sales charge applicable to the entire amount to be purchased under the Letter, as if purchased in a single transaction. A Letter of Intention can be amended during the 13-month period by filing an amended Letter with the same expiration date as the original.

The Letter of Intention is not binding. During the period covered by the Letter, the transfer agent will hold shares in escrow representing 5% of the intended purchase. After the end of the period, a price adjustment based upon the actual amount invested will be made (by redeeming escrowed shares if the purchase is not completed or by investing the difference in sales charges if the total purchases under the Letter qualify for a lower sales charge).

CLASS B SHARES. Class B Shares are sold without an initial sales charge. For sales of Class B Shares, your dealer will receive 4% of the purchase amount from the distributor. Although you pay no sales charge at the time of purchase, if you redeem within six years, you are charged a declining CDSC as follows:

                                                            The CDSC
Year Since Purchase Was Made                               is equal to
----------------------------                               -----------
Year One                                                       5%
Year Two                                                       4%
Year Three                                                     3%
Year Four                                                      3%
Year Five                                                      2%
Year Six                                                       1%
Year Seven                                                    None*
---------------
* Class B Shares convert to Class A Shares as described below.

CLASS B SHARE CONVERSION FEATURE. After a holding period of seven years from the initial date of purchase, Class B Shares automatically convert to Class A Shares of the fund at respective net asset values on the 10th business day of the month following the anniversary date. At the time of conversion, Class B Shares of the fund acquired through reinvestment of distributions will convert to the corresponding Class A Shares of the fund pro-rata with Class B Shares of the fund not acquired through reinvestment. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. The conversion of Class B Shares will relieve the Class B Shares that have been held for at least seven years from the higher ongoing distribution fees. Only Class B Shares have this conversion feature.

CLASS C SHARES. Class C Shares are sold without an initial sales charge. For sales of Class C Shares, your dealer will receive up to 1% of the purchase amount in a manner agreed in advance from the distributor. If you redeem within one year of your purchase, you will be charged a CDSC equal to 1.25%.

CLASS B AND CLASS C SHARES OFFER THE BENEFIT OF PUTTING ALL OF YOUR DOLLARS TO WORK IMMEDIATELY; HOWEVER, THEY HAVE HIGHER ANNUAL EXPENSES AND PAY LOWER DIVIDENDS THAN CLASS A SHARES. CLASS C SHARES HAVE A SHORTER CDSC PERIOD THAN CLASS B SHARES; HOWEVER, THEY DO NOT CONVERT TO CLASS A SHARES.

CLASS I SHARES. Class I Shares, which have no initial sales charge and no Rule 12b-1 fee, are currently available for purchase only from Zweig Securities Corp. to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates and certain institutional investors; and Class I Shares are not avalable in all states.

The Distributor will reallow up to 0.15% to any dealer with sales of shares of Euclid Mutual Funds and the other mutual funds distributed by Zweig Securities Corp. (Zweig Funds) at an annual rate of $4 million or more or who can reasonably be expected to achieve sales at that rate, provided that the dealer has agreed to supply special assistance in marketing shares of the funds, including providing access to the dealer's sales personnel and information dissemination systems such as computer screens, internal publications, publications sent to clients and mailing lists. These reallowances are in addition to the sales concessions shown in the above tables, and may be subject to chargeback for redemptions within one year. An alternative arrangement, available to any dealer that has agreed to provide marketing, record keeping and related administrative services to tax-qualified employee benefit plans, including the processing of orders for investment and reinvestment of plan assets in shares of the funds at net asset value, provides for compensation at an annual rate of up to 0.20% of plan participant holdings of Zweig Funds. In addition, Zweig Securities Corp. also may pay dealers a fee at the annual rate of up to 0.10% of the average daily net assets that have been continually invested in the funds for at least four years. Zweig Securities Corp. also may pay dealers a fee of up to 0.10% of the average daily net assets invested through such dealers in Zweig Funds by participants in programs sponsored by such dealers. Zweig Securities Corp. reserves the right to alter or discontinue paying any of the foregoing fees at any time. These fees will be paid from Zweig Securities Corp.'s or the manager's own funds, including past profits or any other source available to them. With respect to certain retirement plans the distributor may not make dealer payments as described above.

The Distributor , at its expense, may also provide dealers who have sold shares of the fund with financial assistance in connection with conferences, sales training or promotional programs for their employees, seminars for the public, advertising campaigns regarding one or more of the funds it distributes or other dealer-sponsored special events. Such financial assistance may include payment for travel expenses and lodging incurred in connection with trips taken by invited registered representatives and members of their families for meetings and seminars of a business nature.

The above arrangements relate to purchases effected through dealers in the United States. Purchases outside the United States may be subject to local rules and customs, and different sales charges, fees and dealer compensation may apply. Certain dealers may not sell all classes of shares.

HOW TO INVEST IN THE FUND
Shares of the fund are being initially offered during a period scheduled to end on April __, 1998 (the "Closing Date"). Securities dealers may obtain non-binding indications of interest prior to actually confirming any orders. The fund will commence investment operations and the continuous offering of its shares on the first business day after the Closing Date. Orders to purchase shares of the fund received during the Initial Offering Period will be held uninvested until the close of business on April __, 1998.

You can buy shares through your investment professional, directly from the fund's transfer agent, or automatically through a regular investment plan.

  ------------------ --------------------- ----------------------- ------------------------
                     Minimum Initial       Minimum Initial         Minimum Subsequent
  Class C            Investment            IRA Investment*         Investment
  ------------------ --------------------- ----------------------- ------------------------
  A, B and C         $1,000                $250                    None

  I                  $1,000,000            $1,000,000              None

  ------------------ --------------------- ----------------------- ------------------------

*or other retirement accounts, pension and profit sharing plans, custodial accounts under the Uniform Gift to Minors Act, trusts and estates or qualifying group plans.

Purchases of the fund will be at the offering price next determined after the transfer or sub-transfer agent or investment dealer receives the order, provided the dealer transmits the order to the fund's transfer or subtransfer agent that day. We reserve the right to change or waive minimums or to reject any order.

HOW TO BUY SHARES THROUGH YOUR INVESTMENT PROFESSIONAL

         o To open your account, contact your investment professional.

If you invest through an investment professional, the firm may have its own service features, transaction charges and fees. This prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of Euclid Mutual Funds. The fund may be unable to provide account information or other services for shares held in the name of, or controlled by, an investment dealer.

HOW TO BUY SHARES THROUGH THE TRANSFER AGENT

         o COMPLETE the attached application or send a letter specifying the class of shares you wish to buy. If you do not specify a class, your purchase will be automatically invested in Class A Shares.

         o ENCLOSE a check made payable to State Street Bank and Trust Company or to Euclid Market Neutral Fund. (We will not accept third party checks, i.e. any checks which are not payable to the order of State Street Bank and Trust Company or Euclid Market Neutral Fund.)

         o  MAIL to State Street Bank and Trust Company:
            By regular mail:             By courier or overnight mail:
                                         2 Heritage Drive
            P.O. Box 8505                Third Floor
            Boston, MA  02266-8505       Quincy, MA  02171
            Att: Euclid Mutual Funds     Att: Euclid Mutual Funds

         o For WIRE instructions (Federal funds) please call 1-800-628-0441.

         o AUTOMATIC INVESTMENT PLAN PURCHASES. Move money from your bank account or via payroll deduction into the fund on any day of each month or quarter. Please refer to the application form in this prospectus or call 1-800-272-2700 for assistance. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

HOW TO SELL YOUR FUND SHARES.
You can sell your shares on any day the New York Stock Exchange (NYSE) is open. The price you receive will be the net asset value less any applicable contingent deferred sales charge. The net asset value you will receive is calculated as of the close of regular trading on the NYSE on the day your sell order is received at the transfer or subtransfer agent. Proceeds of your sale will generally be mailed to you within seven days after your request is received. If shares are bought with an uncertified check and sold within 15 days after purchase, the proceeds may not be paid until 15 days after the purchase. If the fund has evidence of cleared funds, money may be released earlier.

Selling Your Shares THROUGH YOUR INVESTMENT PROFESSIONAL.

         o Contact your investment professional if you bought your shares at your brokerage firm. If you sell your shares through your investment professional, the price you will receive will be the price of shares as of the close of regular trading on the NYSE on the day the order is transmitted to the transfer or subtransfer agent by your brokerage firm, less any applicable contingent deferred sales charge.

Selling Your Shares BY MAIL THROUGH THE TRANSFER AGENT

         o SEND A LETTER to sell your shares to: State Street Bank and Trust Company

            By regular mail:             By courier or overnight mail:
                                         2 Heritage Drive
            P.O. Box 8505                Third Floor
            Boston, MA  02266-8505       Quincy, MA  02171
            Att: Euclid Mutual Funds     Att: Euclid Mutual Funds

         o Remember to SIGN the letter exactly as your account is registered.

         o Sales over $10,000 for individual accounts (over $25,000 for joint accounts) require a SIGNATURE GUARANTEE of the registered owner(s) or legal representative. Appropriate signature guarantors include: banks and savings associations, credit unions, member firms of a national securities exchange, municipal securities dealers and government securities dealers. See the SAI or call 1-800-272-2700 for assistance.

         o CORPORATE AND FIDUCIARY shareholders selling shares must include the appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

Selling your shares BY TELEPHONE THROUGH THE TRANSFER AGENT

You may sell your shares by telephone (unless your address of record has been changed within the preceding 15 days).

         o CALL 1-800-272-2700 if your account is registered for telephone redemption privileges.

Proceeds will be mailed to the address on the account. If you designated a domestic bank on the application form when you opened your account, you may have redemption proceeds of $1,000 or more wired to the bank. Any change in wire redemption directions requires a signature guarantee from an appropriate guarantor. In order to sell shares on the day you place the order, the transfer agent must receive your instructions to sell before the close of regular trading on the NYSE.

The maximum amount that may be redeemed by telephone is $10,000 for individual accounts ($25,000 for joint accounts). Neither the fund, the distributor, nor the transfer agent will be liable for any loss in acting on telephone instructions reasonably believed to be authentic, and the investor will bear the risk of loss in the event of a fraudulent telephone redemption, provided that the fund and/or its transfer agent has established and employed procedures reasonably designed to confirm that instructions given by phone are genuine. Such procedures would include requiring a form of personal identification from the caller and recording telephone instructions. For identification purposes, the fund's transfer agent may require such information as it deems necessary before accepting redemption instructions. Without such reasonable procedures, the fund may otherwise be liable for any losses due to unauthorized or fraudulent instructions.

During periods of extremely drastic economic or market changes, it may become difficult to implement a telephone redemption. In the event that you have difficulty reaching the transfer agent at its toll-free number, you should consider sending written redemption instructions in the manner explained above. We reserve the right to refuse telephone redemption requests and to limit their amount or frequency. If, however, we determine not to accept a telephone redemption request, we will seek to advise you promptly of that decision and, to the extent feasible, will communicate that decision by telephone.

Redemptions normally will be made in cash. Redemptions also may be made in kind pursuant to an election under Rule 18f-1 of the Investment Company Act of 1940 (the 1940 Act), as discussed more fully in the SAI. Rights of redemption may be suspended if the NYSE is closed, other than customary weekend or holiday closings, or for such other periods as the Securities and Exchange Commission has permitted.

REINSTATEMENT PRIVILEGE. If you have made a partial or complete redemption of shares, you may reinvest all or part of the redemption proceeds and receive a pro rata credit for any CDSC or initial sales charge paid, provided the reinvestment is made within 30 days after the redemption. You may exercise this privilege only once a year.

SYSTEMATIC CASH WITHDRAWAL PROGRAMS. If your account has $5,000 or more, you may set up a program to receive a specific amount in cash either monthly or quarterly. Contact your investment professional or complete the application form in this prospectus. Under these programs, all distributions must be reinvested. Purchasing additional shares while receiving payments under these programs ordinarily will be disadvantageous because of sales charges. Shares redeemed may be subject to a CDSC. We may modify or terminate these programs at any time. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

MINIMUM ACCOUNT SIZE. If your account balance falls below $1,000 as a result of redeeming shares, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, we reserve the right to close your account and send the proceeds to you. Your shares will be redeemed at the net asset value on the day your account is closed. We normally will not close an account maintained in connection with a tax-deferred retirement plan.

EXCHANGE PRIVILEGE
You can exchange shares of the fund for shares of the same class of another fund distributed by Zweig Securities Corp. at their respective net asset values. All exchanges are effected as of the close of regular trading on the NYSE. You can exchange shares either through your investment professional or, if the shares are registered in your name, through the transfer agent. You may exchange shares through the transfer agent by mail or by telephone, or you may instruct the transfer agent to make systemic exchanges of fund shares on the 15th day of each month or quarter (see the application form in this Prospectus).

Each exchange is a sale of shares of the fund and a purchase of the same class of shares of another fund. An exchange may produce a gain or a loss for tax purposes, and is subject to the terms and conditions applicable to telephone redemptions and the minimum investment requirement of each fund. We reserve the right to reject any exchange request, or to modify or terminate exchange privileges upon 60 days' written notice to shareholders.

NET ASSET VALUE
The fund determines the net asset value of each class of its shares on each day that the NYSE is open. Net asset values are calculated as of the close of regular trading on the NYSE.

We value portfolio securities at market value when quotations are readily available. We value securities for which market quotations are not readily available at fair value as determined using procedures determined by the Board of Trustees. We value short-term obligations having a remaining maturity of 60 days or less at amortized cost (which approximates market value).

DISTRIBUTIONS AND TAXES
Dividends from net investment income and distributions from net realized capital gains will be paid at least annually.

Distributions are declared separately for each class of shares of the fund. Distributions will be reinvested at net asset value unless you elect to receive distributions in cash. If an account registration is changed, the cash election will be terminated unless its continuance is specifically requested. Shareholders who have elected to receive distributions in cash but whose accounts had two consecutive mailings returned as "undeliverable", will automatically have their future distributions reinvested at net asset value.

Because Class B and Class C Shares have higher 12b-1 fees, dividends on Class A Shares will be higher than dividends on Class B and Class C Shares. Because Class I Shares have no 12b-1 fees, dividends on Class I Shares will be higher than dividends on Class A Shares.

The fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. We intend to distribute all of the fund's net investment income and net capital gains so as to be relieved of federal taxes. Distributions of net investment income and short-term capital gains are taxed as dividends. For noncorporate taxpayers, long-term capital gains (defined as gains realized upon the sale of assets held more than 18 months) are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Gains realized upon the sale of assets held more than 12 months but not more than 18 months (formerly considered long-term gains) are now considered medium-term gains subject to a maximum tax rate of 28% (15% for individuals in the 15% tax bracket). Distributions are taxable when paid, whether taken in cash or reinvested, except that distributions declared in November and December and paid in January are taxable as if paid on December 31st. You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your shares, their tax basis is the total of your cash investments plus all distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis, please keep your year-end account statements with your other tax records. The foregoing is a summary of certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect of your investment in the fund on your particular tax situation, and any state and local tax consequences.

THE DISTRIBUTOR
Zweig Securities Corp. serves as principal distributor of shares of the fund. At any given time, the distributor may incur expenses in distributing shares of the fund that are in excess of the total payments made by the fund under the Rule 12b-1 Plans for distribution (Class I Shares do not have a Rule 12b-1 Plan). Because there is no requirement that the distributor be reimbursed for all its expenses, or that a plan be continued from year to year, this excess does not constitute a liability of the fund. Although there is no legal obligation for the fund to pay expenses in excess of payments made to the distributor under the plans, if for any reason a plan is terminated, the Board of Trustees will consider the manner in which to treat such expenses. Any cumulative unreimbursed expenses may or may not be recovered through future distribution fees. If the distributor receives any Rule 12b-1 payments in excess of actual distribution expenses, the difference could be viewed as profit to the distributor for that year. Accordingly, the fund's Class A, B, and C Rule 12b-1 Plans are classified as compensation plans.

A service fee equal to 0.25% may be paid to financial services firms, including NASD member firms that have signed agreements for continuous personal service by such firms to investors in the fund. NASD member firms may also be paid a portion of the asset-based sales charges on Class C Shares, so that these dealers receive such reallowances at the following aggregate annual rates: (i) 0.25% commencing from date of purchase for the Class A Shares, (ii) 0.25% commencing one year after purchase for the Class B Shares, and (iii) 0.95% commencing one year after purchase for the Class C Shares.

THE MANAGER AND MANAGEMENT FEE
The investments of the fund are managed by Euclid Advisors LLC, a wholly-owned subsidiary of Zweig/Glaser Advisers. In addition to managing the fund's investments, Euclid Advisors LLC also: makes recommendations with respect to the fund's business affairs; furnishes certain administrative services, office space and equipment; and permits its employees or arranges for employees of affiliates to serve as the officers of the Trust without additional compensation from the fund. The manager's fee is based on the average daily net assets of the fund at the annual rate of 1.50%. The rate is constant and does not diminish with an increase in the net assets of the fund. The management fee is higher than that paid by most funds. All other expenses incurred in the operation of the fund, a detailed list of which appears in the SAI, are borne by the fund.

BROKERAGE TRANSACTIONS. To buy and sell securities for the fund, Euclid Advisors LLC may use its broker/dealer affiliates or other firms that sell shares of the fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.

ORGANIZATION OF THE FUND
The Trust was established as a Delaware business trust on February 3, 1998. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of funds and classes. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

INVESTMENT MANAGER
Euclid Advisors LLC
900 Third Avenue
New York, New York 10022-4728

PRINCIPAL DISTRIBUTOR
Zweig Securities Corp.
900 Third Avenue
New York, New York 10022-4728

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND PAYING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019



NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE INVESTMENT MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                           EUCLID MARKET NEUTRAL FUND
                                   A Series of
                               EUCLID MUTUAL FUNDS
                   900 Third Avenue, New York, N.Y. 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION
                                  April , 1998


         Euclid Market Neutral Fund (the "Fund"), is a diversified, open-end management investment company organized as a series of Euclid Mutual Funds, a Delaware business trust (the "Trust").

         This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Fund (the "Prospectus" ), dated April , 1998, which can be obtained without cost by contacting your financial professional or by calling or writing the Fund at the telephone number and address printed on this cover page. This Statement of Additional Information is intended to provide you with further information about the Fund.


                               Euclid Mutual Funds
                           (Toll Free 1-800-272-2700)



TABLE OF CONTENTS                                                                         Page
INVESTMENT OBJECTIVES AND POLICIES                                                          2
INVESTMENT RESTRICTIONS                                                                     2
OTHER INVESTMENT POLICIES                                                                   3
PURCHASE AND REDEMPTION OF SHARES                                                           6
REINSTATEMENT PRIVILEGE                                                                     6
EXCHANGE PRIVILEGE                                                                          6
INVOLUNTARY REDEMPTIONS                                                                     7
RETIREMENT PLANS                                                                            7
NET ASSET VALUE AND TAXES                                                                   7
TRUSTEES AND OFFICERS OF THE TRUST                                                          9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                                        11
INVESTMENT MANAGEMENT AND OTHER SERVICES                                                   11
         Manager                                                                           11
         Distributor                                                                       11
         Distribution Plans                                                                12
         Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent        13
         Independent Accountants                                                           13
         Counsel                                                                           13
PORTFOLIO TRANSACTIONS AND BROKERAGE                                                       13
YIELD AND PERFORMANCE INFORMATION                                                          14
REGISTRATION STATEMENT                                                                     15
FINANCIAL STATEMENTS                                                                       15


INVESTMENT OBJECTIVES AND POLICIES
         The Fund's investment objectives and policies and permitted investments are described in the Prospectus under the headings "Investment Objectives", "Our General Investment Philosophy and Strategy", "Other Investment Policies" and "Risk Factors". Set forth below is additional information with respect to the investment policies and a description of certain financial instruments and techniques utilized by the Fund. Except as explicitly set forth in this Statement of Additional Information, the investment objectives and policies of the Fund may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
         The first eight investment restrictions set forth below are fundamental policies of the Fund. These restrictions cannot be changed without a vote of a majority of the outstanding voting securities of the Fund. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for the Fund ( I.E., a structure under which the Fund acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies).

         FUNDAMENTAL POLICIES. Except as stated above with respect to a master-feeder structure, the Fund may not:
         1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would be 25% or more of the value of its total assets (there is no such limitation with respect to obligations of the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).
         2. With respect to 75% of the Fund's assets, purchase the securities of any one issuer if immediately after such purchase (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) the Fund would own more than 10% of the outstanding voting securities of such issuer. (Such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities or with respect to investments in other investment companies complying with such policy).
         3. Invest in real estate, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts.
         4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Fund), or the entry into repurchase agreements.
         5. Issue "senior securities," except as permitted under the Investment Company Act of 1940.
         6. Act as an underwriter, except that the Fund technically may be deemed to be an underwriter in a registration under the Securities Act of 1933 to resell restricted securities.
         7. Invest in physical commodities or commodity contracts; provided that this limitation shall not prevent the fund from purchasing and selling futures contracts and options.
         8. Borrow money in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Fund's total assets, the Fund will make no further investments until such borrowing is repaid. (Short sales and related borrowings of securities are not subject to these restrictions.)
         NON-FUNDAMENTAL RESTRICTIONS. The following investment restrictions and policies are non-fundamental and can be changed by the Board of Trustees without shareholder approval. Currently, the Fund may not:
         9. Maintain a short position, or sell securities short if, when added together, more than 100% of the value of the Fund's net assets would be (I) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (ii) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not considered in applying this limitation.
         10. Pledge its assets in an amount greater than 10% of the value of its total assets, and then only to secure borrowings permitted by Restriction 8 (collateral or deposit arrangements with respect to short sales, swaps and other derivatives, or the deposit of initial or maintenance margin in connection with futures contracts, will not be deemed to be a pledge of the Fund's assets).
         11. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures and options contracts. (Short sales may be made in a margin account).

         12. Purchase securities which are not readily marketable, such as securities subject to legal or contractual restrictions on resale or securities which are otherwise illiquid including repurchase agreements having more than seven days remaining to maturity, if, as a result, more than 15% of the Fund's net assets would consist of such securities.
         13. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law.
         14. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for the sale or purchase of portfolio securities of two or more accounts managed by the Manager or its affiliates, shall not be considered participation in a joint securities trading account).

LIMITATIONS APPLY AT THE TIME AN INVESTMENT IS MADE; A SUBSEQUENT INCREASE OR DECREASE IN PERCENTAGE RESULTING FROM CHANGES IN VALUES OR NET ASSETS WILL NOT BE DEEMED TO BE AN INVESTMENT THAT IS CONTRARY TO THESE RESTRICTIONS.

         The phrases "shareholder approval" and "vote of a majority of the outstanding voting securities", as used in the Prospectus or in this Statement of Additional Information means the affirmative vote of (i) 67% or more of the Fund's voting securities present at a meeting of shareholders if the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. Shares of the fund have voting power based on dollar value and are thus allocated in proportion to the value of each shareholder's investment on the record date.

         The Board of Trustees, which has the primary responsibility for the overall management of the Fund, has determined that, while there are certain risks inherent in using short sales, futures and options, the Manager has demonstrated its expertise and ability to use these financial instruments and investment techniques effectively. The flexibility and potential for enhanced long-term performance and risk reduction warrant their use, in the opinion of the Board of Trustees.

OTHER INVESTMENT POLICIES
         SHORT SALES. The Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through the use of short sales (selling a security it does not own) in anticipation of a decline in the value of the security sold short relative to the long positions held by the Fund. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) until the short position is closed out, to the extent necessary to meet margin requirements. The Fund also will incur transaction costs in effecting short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price.

         INDEX FUTURES, AND INDEX AND EQUITY OPTIONS. In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to its investments. These may include options not traded on exchanges, futures or options tied to stock indexes or averages and options on individual securities. Futures and options also may be used or combined with each other in order to implement the Fund's overall strategy.
          Futures and options tied to a securities index such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") have been used by mutual funds for many years to manage their portfolios more efficiently. An S&P 500 futures contract is a contract to buy or sell units of the S&P 500 at a specified future date at a price agreed upon when the contract is made. A unit is the value of the S&P 500 from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract, or holding a long position in the S&P 500. Entering into a contract to sell units is commonly referred to as selling a contract, or holding a short position in the S&P 500.

         FUTURES CONTRACTS. In contrast to purchases of a common stock, no price is paid or received by the Fund upon the purchase of a futures contract. Upon entering into a futures contract, the Fund will be required to deposit in an account for the futures broker a specified amount of cash or liquid securities, currently 2% to 5% of the contract amount. This is known as "initial margin". The type of instruments that may be deposited as initial margin, and the required amount of initial margin, are determined by the futures exchange(s) on which the futures are traded. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the future fluctuates, a process known as "marking to the market". For example, if the Fund purchases an S&P 500 future and the S&P 500 has risen, the Fund's corresponding futures position will increase in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the S&P 500 declines, the Fund's futures position will be less valuable and the Fund will be required to make a variation margin payment to the broker. When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid to or by the Fund, and the Fund realizes a gain or a loss.
         The price of index futures may not correlate perfectly with movement in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market which also may cause temporary price distortions.
         Positions in futures contracts may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin
         Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the price in the sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting price, the Fund realizes a loss.
         The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.
         Successful use of futures contracts by the Fund is also subject to the Manager's ability to correctly predict movements in the direction of prices for securities. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities prices and movements in the prices of futures contracts, a correct forecast of securities prices by the Manager may still not result in a successful hedging transaction over a short period of time.

         OPTIONS. When the Fund purchases an option, an amount equal to the premium paid by the Fund for the option (its cost) is recorded initially as an investment. The amount of the investment is "marked-to-the-market" daily to reflect the current market value of the option. If the current market value of an option exceeds the premium paid, the excess represents unrealized appreciation; conversely, if the premium paid exceeds the current market value, the excess represents unrealized depreciation.
         When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-the-market" daily to reflect the current market value of the option. If an option written by the Fund expires, or the Fund enters into a closing purchase transaction, the Fund will realize a gain (or a loss if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.
         If the Fund writes a covered call option and is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires and may be required to deliver the underlying security upon exercise. Although the Fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise the option in order to realize any profit or would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options it had written.
         Reasons for the absence of a liquid secondary market include the following: (a) there may be insufficient interest in trading certain options;
(b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
         In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.
         OPTIONS ON FUTURES CONTRACTS. Options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder of the long position would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the futures contract, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the final settlement price of the futures contract on the expiration date.
         The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.
         Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts may involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
         Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts.
         In purchasing and selling futures contracts and in purchasing options on futures contracts, the Fund presently intends to comply with rules and interpretations of the Commodity Futures Trading Commission

("CFTC") under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Fund from regulation as a commodity pool operator require, among other things, (i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Fund will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's total assets. There is no other limitation on the percentage of the Fund's assets that may be invested in futures and related options.

         REPURCHASE AGREEMENTS. In a repurchase agreement transaction, the Fund agrees to purchase and resell, and the seller also agrees to buy back, usually on the next business day, a security at a fixed time and price which reflects an agreed-upon market rate. Repurchase agreements may be thought of as loans to the seller collateralized by the security to be repurchased. The risk to the Fund is the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the Fund is entitled to sell the collateral. If the seller defaults when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The manager monitors the value of the collateral daily during the term of the repurchase agreement to determine that the value of the collateral equals or exceeds the agreed-upon repurchase price. If a defaulting seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

PURCHASE AND REDEMPTION OF SHARES
         The Fund does not issue share certificates. Instead, an account is established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, are credited to such account on the books of the Fund.
         Reference is made to the materials in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares," "How to Invest in the Fund" and "How to Redeem Your Fund Shares," which describe the methods of purchase and redemption of the Fund's shares. If you invest through an investment dealer or agent, that firm may have its own service features, transaction charges and fees. This SAI and the accompanying Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of the Fund.
         If the Board of Trustees should determine that it is advisable in the interest of the remaining shareholders of the Fund or Class to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the fund, in lieu of cash, in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Where the Fund makes a redemption in kind, such redemption will be made in readily marketable securities whose value is easily ascertainable. The method of valuing portfolio securities for this purpose is as described under Net Asset Value and Taxes. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

REINSTATEMENT PRIVILEGE
         Reinvestment of redemption proceeds under the reinstatement privilege described in the prospectus will be made at the net asset value next determined after receipt of the reinstatement order. If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.
         For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).

EXCHANGE PRIVILEGE
         The minimum value of any class of shares that may be exchanged into the fund in which shares are not already held is $1,000 and no exchange out of the fund (other than by a complete exchange of all the shares of that fund) may be made if it would reduce the shareholder's interest in that fund to less than $1,000. Participating securities dealers who have signed a Selling Agreement with the Distributor may exchange by telephone their clients' shares for the same class of another fund distributed by the Distributor. The Fund reserves the right at any time to modify or terminate the exchange privilege with respect to one or more classes of shares, if the Board of Trustees determines that continuing the privilege may be detrimental to shareholders.

INVOLUNTARY REDEMPTIONS
         As with voluntary redemptions, an involuntary redemption may result in the payment of a tax by the shareholder. (See "Distributions and Taxes" in the Prospectus.)

RETIREMENT PLANS
         Shares may be purchased in connection with all types of tax-deferred retirement plans. The minimum initial investment in connection with tax-deferred retirement plans is $250 and the minimum may be waived on payments made directly to the Transfer Agent. There is no minimum for additional purchase payments for tax-deferred retirement plans.

NET ASSET VALUE AND TAXES
         The net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.
         We subtract the non-class specific liabilities of a fund from the Fund's assets to determine its total net assets. We then determine each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.
         Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value).

         TAX STATUS. By paying dividends representing its investment company taxable income within the time periods specified in the Internal Revenue Code of 1986, as amended (the Code ) and by meeting certain other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

         TAXATION OF SHAREHOLDERS. Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Regardless of how long the Fund shares have been held, distributions of long-term gains realized upon the sale of capital assets are subject to a maximum tax rate for noncorporate taxpayers: if held for more than 18 months - 20% (10% for individuals in the 15% tax bracket); if held more than 12 months but not more than 18 months - 28% (15% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period.
         Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).
         Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution in effect represents a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before being acquired.
         Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as on the proceeds of redemptions if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.

         TAX TREATMENT OF CERTAIN TRANSACTIONS. In general, and as explained more fully below, if the Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by the Fund will be as follows: Gain or loss from a closing transaction with respect to options written by the fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that the Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the 20% rate (10% for individuals in the 15% tax bracket), 28% rate, or 39.6% rate depends upon whether the affected option has been held for more than 18 months, more than 12 months but not more than 18 months, or not more than 12 months, respectively. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.
         Any regulated futures contract or listed non-equity option held by the Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. The Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.
         The Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.
         Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.
         In addition to the Federal income tax consequences described above relating to an investment in the Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

TRUSTEES AND OFFICERS OF THE TRUST
         The trustees and officers of the Trust and their business affiliations for the past five years are as follows:

   Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
   --------------------         -----------------------    ----------------------------------------
   James Balog                  Trustee                    Retired; Director and member of the Audit, Investment, Stock
   2205 N. South Wind Blvd.                                Option and Compensation Committees of Transatlantic Holdings, Inc.
   Vero Beach, FL 32963                                    (reinsurance); Director and Member of the Executive Committee of
   (69)                                                    Elan, Plc (pharmaceuticals); Director and Member of the Executive and Investment & Credit Committees of Great West Life and Annuity
                                                           Insurance Company; Member of the Technical Advisory Board of Galen
                                                           Partners (health care); and Trustee of Zweig Series Trust.  Former
                                                           Director, Chairman of the Audit Committee and Member of the
                                                           Executive Committee of A.L. Pharma, Inc. (health care); Chairman of 1838 Investment Advisors, L.P. and Chairman of Lambert Brussels
                                                           Capital Corporation (investments);

   Claire B. Benenson           Trustee                    Consultant on Financial Conferences and Former Director of
   870 U.N. Plaza                                          Financial Conferences and Chairman, Department of Business and
   New York, NY 10017 (78)                                 Financial Affairs, The New School for Social Research. President
                                                           of the Money Marketeers of New York University; Trustee Zweig
                                                           Series Trust and of Simms Global Fund; and Director of The Burnham
                                                           Fund Inc.; Former Director of Zweig Cash Fund Inc.

   S. Leland Dill               Trustee                    Retired; Director of Coutts & Co. Trust Holdings Limited, Coutts &
   5070 North Ocean Dr.                                    Co. Group, Coutts & Co. (USA) (private banking); Trustee of BT
   Singer Island, FL 33404                                 Portfolios, BT Investment Funds and Zweig Series Trust.  Former
   (67)                                                    partner of Peat Marwick Mitchell & Co. and Director of Zweig Cash
                                                           Fund Inc. and Vintners International Company, Inc.(winery).

   Eugene J. Glaser*            Chairman, President        Chairman, President, President of the Manager and of
   900 Third Avenue             Chief Executive            Zweig/Glaser Advisers; President and Director of the Distributor;
   New York, NY 10022           Officer and Trustee        Chairman and Trustee of Zweig Trustee Series Trust; Director of The
   (57)                                                    Zweig Fund, Inc.; and former Director of Zweig Cash Fund Inc.

   David Katzen*                Executive Vice President   Executive Vice President of the Manager; Senior Vice President
   900 Third Avenue             and Trustee                Principal Occupation During Past 5 Years
   New York, NY 10022                                      of Zweig/Glaser Advisors and Zweig Series Trust,  and Vice
   (39)                                                    President of Zweig Advisors Inc.  Former Director of
                                                           Quantitative Research at Avatar Investors Associates Corp.
                                                           Director of Equity Research for Zweig Total Return Advisors,
                                                           Inc.; Research Director of Zweig Advisors Inc.; and Vice
                                                           President of the Zweig Fund, Inc. and ZZK Management, Inc.

   Donald B. Romans             Trustee                    President of Romans & Company (private investors and financial
   233 East Wacker Dr.                                     consultants); Director of Zweig Series Trust and  Burnham Fund
   Chicago, IL 60601                                       Inc.; Former Consultant to and Executive Vice President and Chief
   (66)                                                    Financial Officer of Bally Manufacturing Corporation and Director
                                                           of  Zweig Cash Fund Inc.


                                                              9



   Name,Address and Age         Position With the Trust    Principal Occupation During Past 5 Years
-----------------------        ------------------------    ------------------------------------------
    Barry Mandinach             First Vice President       Executive Vice President of the Distributor; Senior Vice President
    900 Third Avenue                                       of the Manager and Zweig/Glaser Advisers.  First Vice President of
    New York, NY 10022                                     Zweig Series Trust.
    (41)

    Alfred J. Ratcliffe         First Vice President,      First Vice President of the Manager and of Zweig/Glaser Advisers;
    900 Third Avenue            Treasurer, Principal       Principal First Vice President, Principal Accounting Officer,
    New York, NY 10022          Accounting Officer         Treasurer and Assistant Secretary of Zweig Series Trust;
    (50)                        and Assistant Secretary    Former Vice President of the The Bank of New York.

    Charles I. Leone            First Vice President       First Vice President and Chief Financial Officer of the Manager
    900 Third Avenue            and Assistant Secretary    and of Zweig/Glaser Advisers; First Vice President, Chief
    New York, NY 10022                                     Financial Officer and Assistant Secretary of the Distributor;
    (36)                                                   First Vice President and Assistant Secretary of Zweig Series
                                                           Trust; Former Assistant Treasurer of Zweig Cash Fund Inc.

    Annemarie Gilly             First Vice President       First Vice President of the Manager and the Distributor; Vice President
    900 Third Avenue                                       of Zweig Series Trust; Former Vice President of Concord Financial
    New York, NY 10022                                     Group and Executive Vice President and Chief Operating Officer
    (32)                                                   of The Gabelli Equity Trust, Inc.


    Rhonda Lee Berzner          Assistant Vice             Senior Research Analyst for the Manager and Zweig/Glaser Advisers;
    900 Third Avenue            President                  and Assistant Vice President of Zweig Series Trust.
    New York, NY 10022
    (33)

    Tom Disbrow                 Assistant Vice             Vice President of the Manager and Zweig Series Trust; and Vice
    900 Third Avenue            President and              President of Zweig/Glaser Advisers.
    New York, NY 10022          Assistant Treasurer
    (32)

    Tom Farrell                 Assistant Vice              Assistant Vice President of the Manager and of Zweig/Glaser
    900 Third Avenue            President and               Advisers.
    New York, NY 10022          Assistant Treasurer
    (34)

    Marc Baltuch                Secretary                  First Vice President of the Manager and of Zweig/Glaser Advisers;
    900 Third Avenue                                       Director, First Vice President, Chief Compliance Officer and
    New York, NY 10022                                     Secretary of the Distributor.; Director and  President of Watermark
    (52)                                                   Securities, Inc. Secretary of Zweig Series Trust; Assistant
                                                           Secretary of Gotham Advisors, Inc., Zweig Total Return Advisors,
                                                           Inc. and of Zweig Advisors Inc.;  Former Secretary of Zweig Cash
                                                           Fund Inc.

*DESIGNATES A TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST WITHIN THE MEANING OF THE 1940 ACT.
         Those trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as trustees or officers of the Trust. The Fund currently pays each of its

"disinterested" trustees a fee of $ per year, plus $ per meeting attended ($ per phone meeting) and reimburses their expenses for attendance at meetings. The trustees and officers of the Trust, as a group, owned less than 1% of any Class of the Fund.
         Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
         Until its initial public offering, all shares of the fund will be held by Zweig/Glaser Advisers, the parent of the Manager.

INVESTMENT  MANAGEMENT AND  OTHER  SERVICES
         MANAGER. The Trust and Euclid Advisors LLC, the Manager, entered into an investment management agreement, dated April 16, 1998, (the "Management Agreement" ) pursuant to which the Manager reviews the portfolio of securities and investments of the Fund, and advises and assists the Fund with respect to the selection, acquisition, holding or disposal of securities. In addition to managing the investments, the Manager also makes recommendations with respect to other aspects and affairs of each Fund. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected trustees or officers of the Trust to serve in the capacities to which they are elected without additional compensation from the Trust. All other expenses incurred in the operation of the Fund are borne by the Fund, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Fund's registration statement with the appropriate regulatory authorities and the production and filing of the Fund's prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to Rule 12b-1 Plans; out-of-pocket expenses of Trustees; fees of trustees who are not "affiliated persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. The Distributor purchases copies of the Fund's prospectus and shareholder reports used for sales purposes at printer's overrun cost.
         The Fund pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 1.50% of the average daily net assets of the Fund. The Manager has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 2.00% of its average daily net assets. The Manager reserves the right to discontinue this policy at any time after April 30, 1999
         The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or "interested persons" of any such party. The Management Agreement may be terminated without penalty by either party on 60 days' written notice and must terminate in the event of its assignment.
         The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.
         The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Fund. The Distributor or its affiliates may provide the Manager (without charge to the Fund) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to the Fund.
         The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of Manager's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.
         DISTRIBUTOR. Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig

Securities Corp., the Distributor, acts as distributor of the Fund's shares. The Distribution Agreement was approved by the Trustees on April 16,1998. The compensation of the Distributor and selling dealer is described the Prospectus under "Choosing Among Classes When Purchasing Shares." Normally, the Distributor receives a front-end sales commission on sales of Class A Shares, a declining CDSC ranging from 5% to 1% on Class B Shares held for less than seven years, and a CDSC of 1.25% on Class C Shares held for less than one year. A 1% CDSC may apply on redemptions within 18 months of purchases of Class A Shares not subject to a sales charge. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below.

        The Distributor may reallow amounts in excess of the sales concessions listed in the Prospectus, and pay certain costs, to dealers who provide additional services and special assistance in selling shares of the Fund.

         DISTRIBUTION PLANS. The Fund has adopted a distribution plan for each class of shares except Class I Shares in accordance with Rule 12b-1 under the Act (the "Plan"), to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares (other than Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class and a distribution fee based on average daily net assets at the rate of 0.05% per annum for Class A Shares and 0.75% per annum for Class B Shares and Class C Shares.
         A report of the amounts expended under the Plan must be made to, and reviewed by, the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by a majority of the Board, including a majority of the Board who are neither "interested persons" of the Fund (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plan (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.
         The Plan is subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any class - by vote of a majority of the shares of such class. .If the Plan is terminated (or not renewed) with respect to one or more classes, it may continue in effect with respect to any class as to which it has not been terminated (or has not been renewed). Pursuant to the Plan, any new trustees who are not "interested persons" must be nominated by existing trustees who are not "interested persons".
         Because all amounts paid pursuant to the Plan is paid to the Distributor, the Distributor, its officers, directors and employees, may all be deemed to have a direct or indirect financial interest in the operation of the Plan. None of the Trustees who is not an "interested person" of the Fund has a direct or indirect financial interest in the operation of the Plan.
         Benefits from the Plan may accrue to the Fund and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plan. Increases in the Fund's net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Fund's assets, and facilitating economies of scale (e.g., block purchases) in the Fund's securities transactions. Under its terms, the Plan will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.
         The adoption of the Plan was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on April 16, 1998. Prior to approving the adoption of the Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to adopt the Plan, the Board considered, among other factors: (1) the experience under a substantially identical Plan and previous Rule 12b-1 Plan's of Zweig Series Trust, and whether such experience indicates that the Plan would operate as anticipated; (2) the benefits the Fund would be likely to obtain under the Plan; including the fact that the Plan was necessary to permit the Fund to offer exchangeability of its shares for shares of the same Class of the funds that comprise Zweig Series Trust (3) what services would be provided under the Plan by the Distributor to the Fund and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plan. Based upon their review, the Board, including each of the Qualified Trustees, determined that the adoption of the Plan would be in the best interest of the Fund, and that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. In the Board's quarterly review of the Plan, the Trustees will consider its continued appropriateness and the level of compensation provided therein.
         The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Fund, the Fund may not thereafter adopt a new Rule 12b-1 Plan for a class of that Fund having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to financial institutions in order to finance the distribution of the Class B Shares.
         The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.

         CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Bank of New York, 48 Wall Street, New York, New York 10286 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Fund.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Fund. In addition to reporting annually on the financial statements of the Fund, the Fund's accountants also review certain filings of the Fund with the Securities and Exchange Commission.

         COUNSEL. Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Fund. The firm also acts as counsel to the Manager and the Distributor.

PORTFOLIO TRANSACTIONS AND BROKERAGE
         Officers and Trustees of the Fund and officers of the Manager who are also officers or directors of the Distributor or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund which the Distributor may receive.
         Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Fund. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager and its affiliates in servicing other clients as well as the Fund; in addition, information obtained by the Manager and its affiliates in servicing other clients may be useful and of value to the Manager in servicing the Fund. No principal transactions are effected with Zweig Securities Corp. or any of its affiliated companies.
         The Fund may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Manager. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.
          Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Manager and its affiliates in serving other clients as well as the Fund, but on the other hand, any research service obtained by the Manager or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Manager in carrying out its obligation to the Fund.
         There are no fixed limitations regarding the turnover rates of the Fund's long and short portfolios. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of securities in the Fund's long or short portfolio for the fiscal year by (B) the monthly average of the value of portfolio securities owned by such portfolio during the fiscal year.
         The exercise of calls written by the fund may cause the Fund to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Fund's control, holding a protective put might cause the Fund to sell the underlying securities for reasons which would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

YIELD AND PERFORMANCE INFORMATION
         The Fund will include performance data for Class A, Class B and Class C Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. Such performance information will be based on investment yields or total returns for the Fund.

         Yield. Yield may not be the same as the distribution rate or the income reported in the Funds' financial statements. We compute yield by taking the interest and dividend income the fund earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:
         Yield = 2 X [(a-b/cd) + 1]6 - 1
   Where:
   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period.

         Average Annual Total Return. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results. Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:
         P(1 + T)n = ERV
    Where:
    P = a hypothetical initial investment in the Fund of $1,000
    T = average annual total return
    n = number of years in period
    ERV = ending redeemable value, at the end of the period, of a hypothetical
          $1,000 investment in the Fund made at the beginning of the period.
         The investment results of Shares of the Fund will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class's or the Fund's expenses, realized or unrealized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.
         The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; BARRON'S; BUSINESS WEEK; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; DONOGHUE'S MONEY FUND REPORT; FINANCIAL PLANNING; FINANCIAL WORLD; FORBES; FORTUNE; FUNDSCOPE, HULBERT FINANCIAL DIGEST; Ibbotson Associates; INDIVIDUAL INVESTOR; INVESTMENT ADVISOR; INVESTORS BUSINESS DAILY; THE

LISCIO REPORT; Lipper Analytical Services, Inc.; Micropal Inc.; MONEY; MORNINGSTAR MUTUAL FUNDS; MUTUAL FUND FORECASTER; MUTUAL FUNDS MAGAZINE; The National Center for Education Statistics; THE NEW YORK TIMES; The Philatelic Foundation; SMART MONEY; USA TODAY; U.S. NEWS & WORLD REPORT; THE WALL STREET JOURNAL; WORTH and other industry publications.

REGISTRATION STATEMENT
         This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.
         Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

EUCLID MARKET NEUTRAL FUND
STATEMENT OF NET ASSETS - _____________, 1998

                                     ASSETS
Cash....................................................................$100,000
                                                                        ========

                                   NET ASSETS

Net assets, applicable to shares of beneficial interest (unlimited number of shares authorized, no par value) outstanding as follows:

         Class A - 8,818.342
         Class B - 0
         Class C - 0
         Class I - 0....................................................$100,000
                                                                        ========
                              THE PRICING OF SHARES

Net asset value and redemption price per share
         Class A..........................................................$11.34
         Class B*.........................................................$11.34
         Class C*.........................................................$11.34
         Class I..........................................................$11.34

Maximum offering price per share
         Class A (net asset value/(1-maximum sales charge)($11.34/.945) ..$12.50
         Class B (net asset value)....................................... $11.34
         Class C (net asset value)....................................... $11.34
         Class I (net asset value)....................................... $11.34
---------------------
*        Redemption price subject to contingent deferred sales charge.

NOTES:

Euclid Mutual Funds (the "Trust"), doing business as Euclid Market Neutral Fund, was organized as a business trust under the laws of the State of Delaware on February 3, 1998; all Class A, Class B, Class C and Class I Shares of beneficial interest of the Trust were issued to Zweig/Glaser Advisers on ________, 1998. The Trust may establish multiple series; currently only one series has been established.

The costs of organization of the Trust will be advanced by Euclid Advisors LLC.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Euclid Market Neutral Fund

We have audited the accompanying statement of net assets of the Euclid Market Neutral Fund which is the only series of Euclid Mutual Funds, a Delaware business trust, as of ________, 1998. This statement of net assets is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net asses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Euclid Market Neutral Fund at ________, 1998 in conformity with generally accepted accounting principles.



New York, New York
________, 1998

                                    PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) Financial Statements

         The following report and financial statements for the Euclid Mutual Funds (the "Trust") included in Part B are the Report of Coopers & Lybrand L.L.P., Independent Accountants, the Statement of Net Assets for Euclid Market Neutral Fund and the Notes to the Financial Statements dated , 1998.

         (b) Exhibits

            (1) Agreement and Declaration of Trust.

            (2) By-laws of the Trust.

            (3) Inapplicable.

            (4) Inapplicable.

            (5) Management Agreement between the Trust and Euclid Advisors LLC.*

            (6) Distribution Agreements.*

            (7) Inapplicable.

            (8) Custodian Agreement.*

            (9) Transfer Agency Agreement.*

            (10) Opinion and consent of counsel.*

            (11) Consent of independent accountants.*

            (12) Inapplicable.

            (13) Subscription Agreement for Shares of the Euclid Market Neutral
                 Fund.*

            (14) (a) Individual Retirement Account.*

                 (b) Paired Defined Contribution Prototype Plan.*

                 (c) 401(k) Prototype Plan.*

                 (d) 403(b)(7) Custodial Account.*

            (15)  Rule 12b-1 Distribution Plan.*

            (16)  Inapplicable.

            (17)  Inapplicable.

            (18)  Rule 18f-3 Plan.*
-------------------------
Notes to Item 24 (b).

*        To be filed by amendment.

Item 25. Persons Controlled by or Under Common Control with the Trust

         The Trust does not control and is not under common control with any other person.

Item 26. Number of Holders of Securities

         To date no shares have been issued.

Item 27. Indemnification

         All officers, trustees, employees and agents of the Trust are to be indemnified as set forth in Article VII of the Agreement and Declaration of Trust filed herewith. To this end, the Trust intends to obtain an Officers' and Trustees' Errors and Omissions Insurance Policy.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted for trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the

         Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Manager

         The investment manager of the Trust, Euclid Advisors LLC ("Euclid"), which is a wholly owned subsidiary of Zweig/Glaser Advisers, a general partnership ("ZGA"), engages in no business other than that of investment counselling for clients, including the Zweig Series Trust and the Trust, registered investment companies. The Officers and Directors of Euclid and ZGA and their respective relationships with Zweig Securities Corp. (the "Distributor") and with the Trust are as follows:

                                                     POSITION WITH
                                                     -----------
                              EUCLID and ZGA               DISTRIBUTOR                 TRUST
                              --------------               -----------                 -----
Eugene J. Glaser              Manager and President of     President and Director      Trustee, Chairman,
                              Euclid and President of ZGA                              President and Chief
                                                                                       Executive Officer
Martin E. Zweig, Ph.D.        Chairman of Euclid and ZGA   None                        None

Barry M. Mandinach            Senior Vice President of
                              Euclid and ZGA               Executive Vice President    First Vice President
                                                           and Director
David Katzen                  Executive Vice President of  None                        Trustee and Executive Vice
                              Euclid and Senior Vice                                   President
                              President of ZGA
Alfred J. Ratcliffe           First Vice President of      None                        First Vice President,
                              Euclid and ZGA                                           Treasurer, Principal
                                                                                       Accounting Officer and
                                                                                       Assistant Secretary
Charles I. Leone              First Vice President and     First Vice President,       First Vice President and
                              Chief Financial              Chief Financial             Assistant

                              Officer of                   Officer                     Secretary
                              Euclid and ZGA               and Assistant Secretary



Rhonda Lee Berzner            Senior Research Analyst for  None                        Assistant Vice President
                              Euclid and ZGA
Tom Disbrow                   Assistant Vice President of  None                        Assistant Vice President
                              Euclid and Vice President                                and Assistant Treasurer
                              of ZGA
Tom Farrell                   Assistant Vice President of  None                        Assistant Vice President
                              Euclid and ZGA                                           and Assistant Treasurer

         The principal occupation of all of such persons other than Dr. Zweig and Mr. Baltuch is with Euclid and ZGA, and the business address of such persons is 900 Third Avenue, New York, New York 10022. Dr. Zweig's principal occupation is an investment advisor and analyst, and Mr. Baltuch's principal occupation is Chief Compliance Officer of the Distributor and Zweig Series Trust; their business address is 900 Third Avenue, New York, New York 10022.

Item 29. Principal Underwriters

         (a) Zweig Securities Corp., the Distributor, acts as principal distributor of the Trust's shares and for Zweig Series Trust.

         (b) The officers and directors of the Distributor who also serve on behalf of the Trust are as follows:

                        POSITION WITH                         POSITION WITH
                        THE DISTRIBUTOR                       THE TRUST
                        ---------------                       ---------
Eugene J. Glaser        President and Director                Trustee, Chairman, President and
                                                              Chief Executive Officer

Barry M. Mandinach      Executive Vice President and Director First Vice President

Marc Baltuch            First Vice President, Chief           Secretary
                        Compliance Officer, Secretary and
                        Director

Annemarie Gilly         First Vice President                  Vice President

Charles I. Leone        Chief Financial Officer, First Vice   First Vice President and Assistant
                        President and Assistant Secretary     Secretary

         The principal business address of all such persons is 900 Third Avenue, New York, New York 10022.

         (c) None.

Item 30. Location of Accounts and Records

         Euclid Mutual Funds
         900 Third Avenue
         New York, New York  10022

         State Street Bank and Trust Company
         225 Franklin Street
         Boston, Massachusetts  02266

Item 31. Management Services

         The Trust has not entered into any management-related service contracts other than as described in Part A and B of this Registration Statement.

Item 32. Undertakings

         (a)      not applicable

         (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 4th day of February, 1998.

                                      Euclid Mutual Funds


                                      By: /s/  Eugene J. Glaser
                                      ---------------------------------
                                      Eugene J. Glaser, Initial Trustee



Pursuant to the requirements of the Securities Act of 1933, as amended, this to the Registration Statement of the Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature                   Title                Date
---------                   -----                ----

/s/  David Katzen           Initial Trustee      February 4, 1998
------------------------
David Katzen

/s/  Eugene J. Glaser       Initial Trustee      February 4, 1998
------------------------
Eugene J. Glaser

                                EXHIBIT INDEX TO

                          TO THE REGISTRATION STATEMENT

                                  ON FORM N-1A


         (1)       Agreement and Declaration of Trust.

         (2)       By-laws of the Trust.

         (3)       Inapplicable.

         (4)       Inapplicable.

         (5)       Management Agreement between the Trust and Euclid Advisors
                   LLC.*

         (6)       Distribution Agreements.*

         (7)       Inapplicable.

         (8)       Custodian Agreement.*

         (9)       Transfer Agency Agreement.*

         (10)      Opinion and consent of counsel.*

         (11)      Consent of independent accountants.*

         (12)      Inapplicable.

         (13) Subscription Agreement for Shares of the Euclid Market Neutral Fund.*

         (14) (a)  Individual Retirement Account.*

              (b)  Paired Defined Contribution Prototype Plan.*

              (c)  401(k) Prototype Plan.*

              (d)  403(b)(7) Custodial Account.*

         (15)      Rule 12b-1 Distribution Plan.*

         (16)      Inapplicable.

         (17)      Inapplicable.

         (18)      Rule 18f-3 Plan.*

-------------------------
NOTES TO EXHIBIT INDEX

* To be filed by amendment.